                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY

                  By signing below, I hereby constitute and appoint Eric S. Rangen, Ann D. Davidson, and Perri A. Hite, my true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments in my name and behalf in my capacities as a director and/or officer of Alliant Techsystems Inc., a Delaware corporation (the "Company") and/or as a director, manager and/or officer of one or more of the Company's subsidiaries listed on ANNEX A (the "Subsidiary Guarantors"), that said attorneys and agents, or any of them, may deem necessary or advisable or that may be required to enable the Company and the Subsidiary Guarantors to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with a registration statement on Form S-4 (or any other appropriate form) for the purpose of registering pursuant to the Securities Act up to $400 million of 8 1/2% Senior Subordinated Notes due 2011, anD the guarantees thereof given by the Subsidiary Guarantors, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me, in my name and behalf in my capacities as director and/or officer of the Company and/or as director, manager and/or officer of one or more Subsidiary Guarantors (individually or on behalf of the Company and/or one or more Subsidiary Guarantors), such registration statement, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto and other instruments or documents in connection therewith, with the Securities and Exchange Commission, and hereby ratify and confirm all that said attorneys and agents, or any of them, may do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have executed this Powers of Attorney as of August 1, 2001.



         /s/ Michael R. Ayers                    /s/ Thomas F. Bean, III
  ------------------------------------    ------------------------------------
         Michael R. Ayers                        Thomas F. Bean, III


         /s/ Travis E. Campbell                  /s/ Frances D. Cook
  ------------------------------------    ------------------------------------
         Travis E. Campbell                      Frances D. Cook


         /s/ Ann D. Davidson                     /s/ Gilbert F. Decker
  ------------------------------------    ------------------------------------
         Ann D. Davidson                         Gilbert F. Decker


         /s/ Mark W. DeYoung                     /s/ Brent D. Ebert
  ------------------------------------    ------------------------------------
         Mark W. DeYoung                         Brent D. Ebert


         /s/ Jeffrey O. Foote                    /s/ Thomas L. Gossage
  ------------------------------------    ------------------------------------
         Jeffrey O. Foote                        Thomas L. Gossage


         /s/ Jonathan G. Guss                    /s/ Terrance M. Hitesman
  ------------------------------------    ------------------------------------
         Jonathan G. Guss                        Terrance M. Hitesman

         /s/ Kent D. Holiday                     /s/ Hubert D. Hopkins
  ------------------------------------    ------------------------------------
         Kent D. Holiday                         Hubert D. Hopkins


         /s/ David E. Jeremiah                   /s/ Richard N. Jowett
  ------------------------------------    ------------------------------------
         David E. Jeremiah                       Richard N. Jowett


         /s/ Gaynor N. Kelley                    /s/ Blake E. Larson
  ------------------------------------    ------------------------------------
         Gaynor N. Kelley                        Blake E. Larson


         /s/ Joseph F. Mazzella                  /s/ Michael McCann
  ------------------------------------    ------------------------------------
         Joseph F. Mazzella                      Michael McCann


         /s/ Joan C. McCusker                    /s/ Scott S. Meyers
  ------------------------------------    ------------------------------------
         Joan C. McCusker                        Scott S. Meyers


         /s/ Paul David Miller                   /s/ Patrick S. Nolan
  ------------------------------------    ------------------------------------
         Paul David Miller                       Patrick S. Nolan


         /s/ Paula J. Patineau                   /s/ Robert W. RisCassi
  ------------------------------------    ------------------------------------
         Paula J. Patineau                       Robert W. RisCassi


         /s/ Paul A. Ross                        /s/ Thomas G. Sexton
  ------------------------------------    ------------------------------------
         Paul A. Ross                            Thomas G. Sexton


         /s/ Robert D. Shadley                   /s/ John L. Shroyer
  ------------------------------------    ------------------------------------
         Robert D. Shadley                       John L. Shroyer


         /s/ Michael T. Smith                    /s/ Jay W. Swanson
  ------------------------------------    ------------------------------------
         Michael T. Smith                        Jay W. Swanson


         /s/ Nicholas G. Vlahakis
  ------------------------------------
         Nicholas G. Vlahakis

                                                                         ANNEX A

                                                               Jurisdiction of
Name                                                            Incorporation
----                                                            -------------
Alliant Holdings LLC                                         Delaware
Alliant Defense LLC                                          Delaware
Alliant Ammunition and Powder Company LLC                    Delaware
New River Energetics, Inc.                                   Delaware
Alliant Ammunition Systems Company LLC                       Delaware
Alliant Lake City Small Caliber Ammunition Company LLC       Delaware
Alliant Integrated Defense Company LLC                       Delaware
Alliant Precision Fuze Company LLC                           Delaware
Alliant Propulsion and Composites LLC                        Delaware
Alliant Aerospace Company                                    Minnesota
Alliant Aerospace Composite Structures Company LLC           Delaware
Alliant Aerospace Propulsion Company LLC                     Delaware
Alliant Southern Composites Company LLC                      Delaware
ATK Tactical Systems Company LLC                             Delaware
Thiokol Propulsion Corp.                                     Delaware
Thiokol Technologies International, Inc.                     Delaware
Alliant International Holdings Inc.                          Minnesota


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